UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 27, 2000

                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                      1-27                 74-1383447
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
          incorporation)                  Number)         Identification Number)



      2000 Westchester Avenue,                                     10650
      White Plains, New York                                     (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)





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Item 5.  Other Events
---------------------

On July 27, 2000, the Registrant issued an Earnings Press Release entitled "Texaco Reports Second Quarter 2000 Results," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibits

         99.1 Press Release issued by Texaco Inc. dated July 27, 2000 entitled "Texaco Reports Second Quarter 2000 Results."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                                TEXACO INC.
                                                             ---------------
                                                               (Registrant)





                                                   By:      /s/ MICHAEL H. RUDY
                                                          ----------------------
                                                               (Secretary)





Date:  July 27, 2000
       -------------